================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 AUGUST 10, 2005
                                (Date of Report)


                        EQUITY LIFESTYLE PROPERTIES, INC.
             (Exact name of registrant as specified in its Charter)


                                     1-11718
                              (Commission File No.)

                  MARYLAND                                    36-3857664
       (State or other jurisdiction of                     (I.R.S. Employer
       incorporation or organization)                     Identification No.)

  TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS                   60606
    (Address of principal executive offices)                   (Zip Code)


                                 (312) 279-1400
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the following provisions (See General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule (14d-2(b)) under the Exchange Act (17 CFR.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule (13e-4(c)) under the Exchange Act (17 CFR.13e-4(c))

================================================================================

ITEM 8.01         OTHER EVENTS

         Equity LifeStyle Properties, Inc. (NYSE: ELS) announced that its Board of Directors declared a dividend of $0.025 per share, representing, on an annualized basis, a dividend of $0.10 per share. The dividend will be paid on October 14, 2005 to shareholders of record on September 30, 2005.

         This news release includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as "anticipate", "expect", "believe", "intend", "may be" and "will be" and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to: in the age-qualified communities, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial markets volatility; in the all-age communities, results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing, and competition from alternative housing options including site-built single-family housing; our ability to maintain rental rates and occupancy with respect to properties currently owned or pending acquisitions; our assumptions about rental and home sales markets; the completion of pending acquisitions and timing with respect thereto; the effect of interest rates as well as other risks indicated from time to time in our filings with the Securities and Exchange Commission. These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. ELS is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.

         Equity LifeStyle Properties, Inc. owns or has an interest in 279 quality communities in 26 states and British Columbia consisting of 101,959 sites. The Company is a self-administered, self-managed, real estate investment trust (REIT) with headquarters in Chicago.

SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.








                                               EQUITY LIFESTYLE PROPERTIES, INC.




                                               BY: /s/ Michael B. Berman
                                                   ----------------------------
                                                   Michael B. Berman
                                                   Vice President, Treasurer and
                                                     Chief Financial Officer






DATE: August 10, 2005
      ---------------